Exhibit 32

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Astec Industries, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, J. Don Brock, Chief Executive Officer of the Company, and F. McKamy Hall, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Don Brock
J. Don Brock
Chairman of the Board, Chief Executive
Officer and President
May 12, 2008

/s/ F. McKamy Hall
F. McKamy Hall
Chief Financial Officer, Vice President
and Treasurer
May 12, 2008